Exhibit 99.(q)

Power of Attorney

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

Invesco QQQ Trust, Series 1

(each, a “Trust”)

The undersigned does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Adam Henkel, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable each Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with each Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of each Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Ronn R. Bagge
Ronn R. Bagge

Date: December 19, 2025

Power of Attorney

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

Invesco QQQ Trust, Series 1

(each, a “Trust”)

The undersigned does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Adam Henkel, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable each Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with each Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of each Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Todd J. Barre
Todd J. Barre

Date: December 19, 2025

Power of Attorney

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

Invesco QQQ Trust, Series 1

(each, a “Trust”)

The undersigned does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Adam Henkel, and each of them, her true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable each Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with each Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of each Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Victoria J. Herget
Victoria J. Herget

Date: December 19, 2025

Power of Attorney

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

Invesco QQQ Trust, Series 1

(each, a “Trust”)

The undersigned does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Adam Henkel, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable each Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with each Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of each Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Marc M. Kole
Marc M. Kole

Date: December 19, 2025

Power of Attorney

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

Invesco QQQ Trust, Series 1

(each, a “Trust”)

The undersigned does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Adam Henkel, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable each Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with each Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of each Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Yung Bong Lim
Yung Bong Lim

Date: December 19, 2025

Power of Attorney

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

Invesco QQQ Trust, Series 1

(each, a “Trust”)

The undersigned does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Adam Henkel, and each of them, her true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable each Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with each Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of each Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Joanne Pace
Joanne Pace

Date: December 19, 2025

Power of Attorney

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

Invesco QQQ Trust, Series 1

(each, a “Trust”)

The undersigned does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Adam Henkel, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable each Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with each Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of each Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Gary R. Wicker
Gary R. Wicker

Date: December 19, 2025

Power of Attorney

Invesco Exchange-Traded Fund Trust

Invesco Exchange-Traded Fund Trust II

Invesco India Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Fund Trust

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

Invesco Exchange-Traded Self-Indexed Fund Trust

Invesco QQQ Trust, Series 1

(each, a “Trust”)

The undersigned does hereby constitute and appoint Alan P. Goldberg, Eric S. Purple and Adam Henkel, and each of them, his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable each Trust to comply with the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), and any rules, regulations or requirements of the Securities and Exchange Commission (“SEC”) in respect thereof, in connection with each Trust’s Registration Statement on a form prescribed by the SEC pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of each Trust such Registration Statement and any and all such amendments filed with the SEC under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

/s/ Donald H. Wilson
Donald H. Wilson

Date: December 19, 2025